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                                             February 18, 1994




          Securities and Exchange Commission
          Washington,  D.C.  20549

          Gentlemen:

          We are filing a copy of the report of Niagara Mohawk Power Corporation on Form 8-K dated February 18, 1994.

          We  have also  filed this report  with the  New York  State Stock
          Exchange.

                                             Very truly yours,



                                             Steven W. Tasker
                                             Vice President -
                                             Controller


          SWT:gms

          8-K-cvr.edg
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